UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

VIPER ENERGY, INC.

(Exact name of registrant as specified in its charter)

DE	001-42807	39-2596878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 221-7400

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $ 0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

On March 2, 2026, Viper Energy, Inc. (the “Company”) issued a press release announcing the commencement of an underwritten public offering of its Class A Common Stock, par value $0.000001 per share (“Class A Common Stock”), by certain of its stockholders (the “Offering” and such stockholders, the “Selling Stockholders”). A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.	Other Events.

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by the Company on August 19, 2025, as amended on a Form 8-K/A filed with the SEC on August 25, 2025, on August 19, 2025, the Company consummated the acquisition contemplated by the Agreement and Plan of Merger, dated June 2, 2025, by and among VNOM Sub, Inc. (f/k/a Viper Energy, Inc.), a Delaware corporation (“Old Viper”), Viper Energy Partners LLC, a Delaware limited liability company, Sitio Royalties Corp., a Delaware corporation, Sitio Royalties Operating Partnership, LP, a Delaware limited partnership, the Company, Cobra Merger Sub, Inc., a Delaware corporation, and Scorpion Merger Sub, Inc., a Delaware corporation (the “Sitio Acquisition”).

Additionally, as reported on a Current Report on Form 8-K filed with the SEC by Old Viper on May 5, 2025, on May 1, 2025, Old Viper consummated the transactions contemplated by the Equity Purchase Agreement, dated January 30, 2025, with Endeavor Energy Resources, L.P., 1979 Royalties, LP and 1979 Royalties GP, LLC (the “Endeavor Drop-Down”).

This Current Report on Form 8-K is being filed, in part, to provide an updated pro forma statement of operations of the Company for the year ended December 31, 2025, as described in Item 9.01 below and which is incorporated into this Item 8.01 by reference, giving effect to each of the Sitio Acquisition and the Endeavor Drop-Down as if each had been consummated on January 1, 2025. This Current Report on Form 8-K should be read in connection with the Company’s prior filings referenced above, which together provide a more complete description of each of the Sitio Acquisition and the Endeavor Drop-Down.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2025, giving effect to each of the Endeavor Drop-Down and Sitio Acquisition, is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits

Number	Description
99.1	Press release dated March 2, 2026 entitled “Viper Energy Launches Secondary Common Stock Offering By Diamondback Energy, Inc., EnCap Energy Capital Fund X, L.P. and Tumbleweed Royalty IV, LLC.”
99.2	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	March 2, 2026
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary